WABF-P3 09/26

FRANKLIN TEMPLETON ETF TRUST
SUPPLEMENT DATED SEPTEMBER 16, 2026
TO THE SUMMARY PROSPECTUS, PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI”),
EACH DATED AUGUST 1, 2026, OF
WESTERN ASSET BOND ETF (THE “FUND”)

Effective September 18, 2026, the following supersedes any and all disclosure to the contrary in the Fund’s Summary Prospectus, Prospectus and SAI:

The investment professionals primarily responsible for the day-to-day management of the Fund are Michael C. Buchanan, Amit Chopra, Mark S. Lindbloom, Frederick R. Marki, Julien A. Scholnick and Rafael Zielonka. As previously announced, effective September 30, 2026, Julien A. Scholnick will step down as a member of the investment professional team for the Fund and, effective December 31, 2026, Frederick R. Marki will step down as a member of the investment professional team for the Fund.

Please retain this supplement for future reference.